                                   FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                              MagiNet Corporation
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            (Exact name of Registrant as specified in its charter)

   California (prior to incorporation)
    Delaware (after reincorporation)                         94-2990567
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(State of incorporation or organization)               (IRS Employer I.D. No.)


                 405 Tasman Drive, Sunnyvale, California 94089
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                    (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.001 par value per share
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         Incorporated by reference to page 52 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 (the "S-1 Registration Statement") as originally filed September 17, 1996.

Item 2.  Exhibits
         --------

         The following exhibits are filed as a part of this registration statement:

         1.1*     Specimen certificate for Registrant's Common Stock/1/;

         2.1**    Certificate of Incorporation.

         2.2*** Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the offering made under the S-1 Registration Statement.

         2.3****  By-Laws of Registrant.

* Incorporated by reference to Exhibit 4.1 to the Registrant's S-1 Registration Statement.
** Incorporated by reference to Exhibit 3.1 to the Registrant's S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.2 to the Registrant's S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.3 to the Registrant's S-1 Registration Statement.

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/1/  To be filed by amendment to the Registrant's S-1 Registration Statement.

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                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 25, 1996                   MagiNet Corporation


                                    By:  /s/ James A. Barth
                                         ----------------------------
                                         James A. Barth
                                         Chief Financial Officer
                                         and Executive Vice President

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                               INDEX TO EXHIBITS

                                                                      Page No.
                                                                    ------------

1.1  Specimen Certificate of Registrant's Common Stock..........    Incorporated
                                                                    By Reference


2.1  Certificate of Incorporation...............................    Incorporated
                                                                    by Reference

2.2  Form of Restated Certificate of Incorporation of Registrant
     to be filed upon the closing of the offering made under the
     S-1 Registration Statement.................................    Incorporated
                                                                    by Reference

2.3  By-Laws of Registrant......................................    Incorporated
                                                                    by Reference

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